UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  December 31, 2008


                       Morgan Stanley Charter Graham L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       0-25603                 13-4018068
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                          10036
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.02.  Termination of a Material Definitive Agreement.
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      On December 31, 2008, the Selling Agreement dated as of July 29, 2002, and any amendments or revisions subsequently made thereto, among the Registrant, Morgan Stanley Charter WCM L.P., Morgan Stanley Charter Aspect L.P., Demeter Management Corporation ("Demeter"), and Morgan Stanley & Co. Incorporated (the "Selling Agreement"), was terminated by Demeter in accordance with its terms and in connection with the termination of the offering of units of limited partnership interest of the Registrant and the two other Morgan Stanley Charter partnerships.

      No penalties have been incurred by any of the parties as a result of the termination of the Selling Agreement.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY CHARTER GRAHAM L.P.


Date:  January 7, 2009          By:   Demeter Management Corporation
                                      as General Partner


                                   /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President